Exhibit 10.9

AMENDED AND RESTATED

RESTRICTED STOCK AGREEMENT

THIS AGREEMENT is made between Michael R. Pfeiffer (the “Employee”) and Realty Income Corporation, a Maryland corporation (the “Company”), as of January 1, 2005 (the “Effective Date”).

RECITALS

(1)           Pursuant to the 1994 Stock Option and Incentive Award Plan of Realty Income Corporation (the “Plan”), the Company has previously granted to Employee an award of 10,000 shares of restricted common stock of the Company (the “Shares”) pursuant to the terms and conditions of that certain Restricted Stock Agreement with the Company dated as of January 1, 2004 (the “Prior Agreement”).

(2)           The Company and the Employee now desire to amend the Prior Agreement in certain respects as set forth in this Restricted Stock Agreement, which will hereafter supersede that Prior Agreement and set forth the rights and obligations of the parties with respect to the Shares.

(3)           The Plan’s terms are hereby incorporated herein by reference.  Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

1.             Forfeiture; Vesting.

(a)           Except as provided in Subsections 1(c) and (d), if Employee’s employment with the Company is terminated for any reason, including, but not limited to for Cause (as defined below), death, and disability, all unvested Shares (the “Unvested Shares”) as of the date of such termination shall immediately be forfeited and shall be transferred to the Company; provided that as to Shares that would have vested at the subsequent Vesting Date (as hereinafter defined), such Shares shall vest on a prorated basis based on the number of days elapsed from the prior Vesting Date through the date of termination and rounding down to the nearest Share.

(b)           Except as provided in Subsections 1(c) and (d), the Unvested Shares issued hereunder shall become vested over ten (10) years in 10% installments on each anniversary of the Effective Date (each such anniversary, a “Vesting Date”), conditioned upon Employee’s continued service as an Employee, Consultant or Director of the Company as of each such Vesting Date.

(c)           Notwithstanding the provisions of Section 1(b) hereof, in the event of a Change in Control all Unvested Shares shall immediately become vested immediately prior to the consummation of such Change in Control.

(d)           Notwithstanding the provisions of Subsections 1(a) and(b) hereof, in the event of Employee’s termination of employment without Cause or Employee’s Constructive Termination (each as defined below), in either case within eighteen months following a merger or consolidation of the Company with or into another corporation in a transaction that is not a Change in Control (a “Non-CIC Merger”), then all Unvested Shares (or any unvested rights to cash or other property for which the Unvested Shares were substituted or exchanged in connection with the Non-CIC Merger) shall immediately become vested.

(e)           For purposes of this Agreement, “Cause,” “Change in Control” and “Good Reason” shall have the following defined meanings:

(i)            “Cause” means (a) theft, dishonesty or falsification of any employment or Company records; (b) malicious or reckless disclosure of the Company’s confidential or proprietary information; (c) commission of any immoral or illegal act or any gross or willful misconduct, where the Company reasonably determines that such act or misconduct has (1) seriously undermined the ability of the Company’s management to entrust Employee with important matters or otherwise work effectively with Employee, (2) contributed to the Company’s loss of significant revenues or business opportunities, or (3) significantly and detrimentally effected the business or reputation of the Company or any of its subsidiaries; and/or (d) Employee’s failure or refusal to work diligently to perform tasks or achieve goals reasonably requested by the Board, provided such breach, failure or refusal continues after the receipt of reasonable notice in writing of such failure or refusal and an opportunity to correct the problem.  “Cause” shall not mean a physical or mental disability.

(ii)           “Change in Control” shall mean the occurrence of any of the following:

(a)           an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to awards granted under the Plan or compensatory options or other similar awards granted by the Company) of the Company’s voting securities by any individual or entity (a “Person”), immediately after which such Person has beneficial ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities (other than a Non-Control Transaction, as defined below);

(b)           the individuals who, immediately prior to the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Securities Exchange Act of 1934, as amended) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c)           the consummation of

(iii)          a merger, consolidation or reorganization involving the Company unless:

(A)          the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Company’s voting securities immediately before such merger, consolidation or reorganization,

(B)           the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

(C)           no Person, other than (i) the Company, (ii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any related entity or (iii) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had beneficial ownership of fifty percent (50%) or more of the Company’s then outstanding voting securities, owns, together with its Affiliates, beneficial ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities.

(A transaction described in clauses (A) through (C) above is referred to herein as a “Non-Control Transaction”);

(d)           a complete liquidation or dissolution of the Company; or

(e)           an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person.

For purposes of this Agreement, “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person.  Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

(iii)    “Constructive Termination” means Employee’s resignation of employment within sixty (60) days of one or more of the following events which remains uncured thirty (30) days after Employee’s delivery of written notice thereof:

(a)         the delegation to Employee of duties or the reduction of Employee’s duties, either of which substantially reduces the nature, responsibility, or character of Employee’s position immediately prior to such delegation or reduction;

(b)        a material reduction by the Company in Employee’s base salary in effect immediately prior to such reduction;

(c)         a material reduction by the Company in the kind or level of employee benefits or fringe benefits to which Employee was entitled prior to such reduction; or the taking of any action by the Company that would adversely affect Employee’s participation in any plan, program or policy generally applicable to employees of equivalent seniority;  and

(d)        the Company’s relocation of Employee’s principal office location to a place more than forty (40) miles from the Company’s present headquarters location (except that reasonably required travel on the Company’s business shall not be considered a relocation).

2.             Transfer of Shares.  Unless permitted by the Administrator, Unvested Shares or any interest or right therein or part thereof shall not be liable for the debts, contracts or engagements of the Employee or his or her successors in interest and shall not be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 2 shall not apply to vested Shares and shall not prevent transfers by will or by applicable laws of descent and distribution.  In the case of a permitted transfer of Unvested Shares, the transferee or other recipient shall receive and hold the Unvested Shares so transferred subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.  Any transferee shall acknowledge the same by signing a copy of this Agreement.  Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  The Unvested Shares will be held in book entry form by the Company’s Stock Transfer Agent, The Bank of New York.  As Shares vest annually, the Transfer Agent will be given instructions to issue a certificate to the Employee for the vested Shares.

3.             Change in Control Adjustment.  In addition to the actions permitted under Section 11.3 of the Plan upon a Change in Control the Administrator may, in its sole discretion, provide that the Unvested Shares be assumed by the successor or survivor corporation or other entity, or a parent or subsidiary thereof, or be substituted for by similar options, rights or awards covering cash or the stock or other equity interests of the successor or survivor corporation or other entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares or cash payment rights.

4.             Dividends and Voting Rights.  Employee shall be entitled to any and all distributions on the Shares, payable from the Effective Date.  Employee shall have all voting rights with respect to Shares.

5.             Ownership Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Employee, except as specifically provided herein.

6.             Legends.  The certificate evidencing the Shares issued shall be endorsed with any legend required under applicable federal and state securities laws and the Company’s Articles of Incorporation.

7.             Adjustment for Stock Splits, Etc.  All references to the number of Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other recapitalization or change in the Shares which may be made by the Company after the date of this Agreement in accordance with the Plan.   Any and all shares of Common Stock received by the Employee with respect to such Shares as a result of stock dividends, stock splits or any other form of recapitalization shall also be subject to this Agreement.

8.             Notices.  Notices required hereunder shall be given in person or by registered mail to the address of the Employee shown on the records of the Company, and to the Company at its principal executive office.

9.             Survival of Terms.  This Agreement shall apply to and bind Employee and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors, including without limitation the Company’s acquirer in a Change in Control.

10.           Tax Withholding.  Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment in cash or deduction from other compensation payable to the Employee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, lapsing of restrictions on or exercise of the Shares.  The Company may, in its discretion, allow the Employee to deliver shares of Common Stock owned by the Employee duly endorsed for transfer to the Company with an aggregate Fair Market Value on the date of delivery equal to the statutory minimum sums to be withheld.  The Company shall not be obligated to deliver any new certificate representing vested Shares to the Employee or his or her legal representative unless and until the Employee or his or her legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Employee resulting from the grant of the Shares or their vesting.

11.           No Section 83(b) Elections.  Because such election could have an impact on the Company’s ability to continue as a real estate investment trust under the Code (defined below), Employee agrees that Employee will not file an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to the Shares.  If Employee does file a Section 83(b) election then such election shall cause the forfeiture of all of the Shares, without proration (notwithstanding Section 1(a)).

12.           Representations.  Employee has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Employee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Employee understands that he/she (and not the Company) shall be responsible for his/her own tax liability that may arise as a result of the grant of Shares or the transactions contemplated by this Agreement.

13.           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with California law, without giving effect to the principles of conflict of laws thereof.

14.           Waiver of Rights under Prior Agreement.  Employee acknowledges and agrees that upon the execution of this Agreement, this Agreement shall amend and restate the Prior Agreement in its entirety, the Prior Agreement shall be superseded in its entirety and this Agreement shall solely govern Employee’s rights with respect to the terms and provisions of the Shares.

Employee represents that he/she has read this Agreement and is familiar with its terms and provisions.  Employee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company’s Board of Directors or the Compensation Committee thereof upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

“COMPANY”

REALTY INCOME CORPORATION

By:

Name:	Gary M. Malino
Title:	President and Chief Operating Officer

“EMPLOYEE”

Address:

AMENDED AND RESTATED

RESTRICTED STOCK AGREEMENT

THIS AGREEMENT is made between Michael R. Pfeiffer (the “Employee”) and Realty Income Corporation, a Maryland corporation (the “Company”), as of January 1, 2005 (the “Effective Date”).

RECITALS

(1)           Pursuant to the 1994 Stock Option and Incentive Award Plan of Realty Income Corporation (the “Plan”), the Company has previously granted to Employee an award of 6,000 shares of restricted common stock of the Company (the “Shares”) pursuant to the terms and conditions of that certain Restricted Stock Agreement with the Company dated as of January 1, 2003 (the “Prior Agreement”).

(2)           The Company and the Employee now desire to amend the Prior Agreement in certain respects as set forth in this Restricted Stock Agreement, which will hereafter supersede that Prior Agreement and set forth the rights and obligations of the parties with respect to the Shares.

(3)           The Plan’s terms are hereby incorporated herein by reference.  Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

15.           Forfeiture; Vesting.

(a)           Except as provided in Subsections 1(c) and (d), if Employee’s employment with the Company is terminated for any reason, including, but not limited to for Cause (as defined below), death, and disability, all unvested Shares (the “Unvested Shares”) as of the date of such termination shall immediately be forfeited and shall be transferred to the Company; provided that as to Shares that would have vested at the subsequent Vesting Date (as hereinafter defined), such Shares shall vest on a prorated basis based on the number of days elapsed from the prior Vesting Date through the date of termination and rounding down to the nearest Share.

(b)           Except as provided in Subsections 1(c) and (d), the Unvested Shares issued hereunder shall become vested over ten (10) years in 10% installments on each anniversary of the Effective Date (each such anniversary, a “Vesting Date”), conditioned upon Employee’s continued service as an Employee, Consultant or Director of the Company as of each such Vesting Date.

(c)           Notwithstanding the provisions of Section 1(b) hereof, in the event of a Change in Control all Unvested Shares shall immediately become vested immediately prior to the consummation of such Change in Control.

(d)           Notwithstanding the provisions of Subsections 1(a) and(b) hereof, in the event of Employee’s termination of employment without Cause or Employee’s Constructive Termination (each as defined below), in either case within eighteen months following a merger or consolidation of the Company with or into another corporation in a transaction that is not a Change in Control (a “Non-CIC Merger”), then all Unvested Shares (or any unvested rights to cash or other property for which the Unvested Shares were substituted or exchanged in connection with the Non-CIC Merger) shall immediately become vested.

(e)           For purposes of this Agreement, “Cause,” “Change in Control” and “Good Reason” shall have the following defined meanings:

(i)            “Cause” means (a) theft, dishonesty or falsification of any employment or Company records; (b) malicious or reckless disclosure of the Company’s confidential or proprietary information; (c) commission of any immoral or illegal act or any gross or willful misconduct, where the Company reasonably determines that such act or misconduct has (1) seriously undermined the ability of the Company’s management to entrust Employee with important matters or otherwise work effectively with Employee, (2) contributed to the Company’s loss of significant revenues or business opportunities, or (3) significantly and detrimentally effected the business or reputation of the Company or any of its subsidiaries; and/or (d) Employee’s failure or refusal to work diligently to perform tasks or achieve goals reasonably requested by the Board, provided such breach, failure or refusal continues after the receipt of reasonable notice in writing of such failure or refusal and an opportunity to correct the problem.  “Cause” shall not mean a physical or mental disability.

(ii)           “Change in Control” shall mean the occurrence of any of the following:

(a)           an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to awards granted under the Plan or compensatory options or other similar awards granted by the Company) of the Company’s voting securities by any individual or entity (a “Person”), immediately after which such Person has beneficial ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities (other than a Non-Control Transaction, as defined below);

(b)           the individuals who, immediately prior to the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Securities Exchange Act of 1934, as amended) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c)           the consummation of

(iii)          a merger, consolidation or reorganization involving the Company unless:

(A)          the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Company’s voting securities immediately before such merger, consolidation or reorganization,

(B)           the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

(C)           no Person, other than (i) the Company, (ii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any related entity or (iii) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had beneficial ownership of fifty percent (50%) or more of the Company’s then outstanding voting securities, owns, together with its Affiliates, beneficial ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities.

(A transaction described in clauses (A) through (C) above is referred to herein as a “Non-Control Transaction”);

(d)           a complete liquidation or dissolution of the Company; or

(e)           an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person.

For purposes of this Agreement, “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person.  Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

(iii)    “Constructive Termination” means Employee’s resignation of employment within sixty (60) days of one or more of the following events which remains uncured thirty (30) days after Employee’s delivery of written notice thereof:

(a)         the delegation to Employee of duties or the reduction of Employee’s duties, either of which substantially reduces the nature, responsibility, or character of Employee’s position immediately prior to such delegation or reduction;

(b)        a material reduction by the Company in Employee’s base salary in effect immediately prior to such reduction;

(c)         a material reduction by the Company in the kind or level of employee benefits or fringe benefits to which Employee was entitled prior to such reduction; or the taking of any action by the Company that would adversely affect Employee’s participation in any plan, program or policy generally applicable to employees of equivalent seniority;  and

(d)        the Company’s relocation of Employee’s principal office location to a place more than forty (40) miles from the Company’s present headquarters location (except that reasonably required travel on the Company’s business shall not be considered a relocation).

16.           Transfer of Shares.  Unless permitted by the Administrator, Unvested Shares or any interest or right therein or part thereof shall not be liable for the debts, contracts or engagements of the Employee or his or her successors in interest and shall not be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 2 shall not apply to vested Shares and shall not prevent transfers by will or by applicable laws of descent and distribution.  In the case of a permitted transfer of Unvested Shares, the transferee or other recipient shall receive and hold the Unvested Shares so transferred subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.  Any transferee shall acknowledge the same by signing a copy of this Agreement.  Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  The Unvested Shares will be held in book entry form by the Company’s Stock Transfer Agent, The Bank of New York.  As Shares vest annually, the Transfer Agent will be given instructions to issue a certificate to the Employee for the vested Shares.

17.           Change in Control Adjustment.  In addition to the actions permitted under Section 11.3 of the Plan upon a Change in Control the Administrator may, in its sole discretion, provide that the Unvested Shares be assumed by the successor or survivor corporation or other entity, or a parent or subsidiary thereof, or be substituted for by similar options, rights or awards covering cash or the stock or other equity interests of the successor or survivor corporation or other entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares or cash payment rights.

18.           Dividends and Voting Rights.  Employee shall be entitled to any and all distributions on the Shares, payable from the Effective Date.  Employee shall have all voting rights with respect to Shares.

19.           Ownership Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Employee, except as specifically provided herein.

20.           Legends.  The certificate evidencing the Shares issued shall be endorsed with any legend required under applicable federal and state securities laws and the Company’s Articles of Incorporation.

21.           Adjustment for Stock Splits, Etc.  All references to the number of Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other recapitalization or change in the Shares which may be made by the Company after the date of this Agreement in accordance with the Plan.   Any and all shares of Common Stock received by the Employee with respect to such Shares as a result of stock dividends, stock splits or any other form of recapitalization shall also be subject to this Agreement.

22.           Notices.  Notices required hereunder shall be given in person or by registered mail to the address of the Employee shown on the records of the Company, and to the Company at its principal executive office.

23.           Survival of Terms.  This Agreement shall apply to and bind Employee and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors, including without limitation the Company’s acquirer in a Change in Control.

24.           Tax Withholding.  Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment in cash or deduction from other compensation payable to the Employee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, lapsing of restrictions on or exercise of the Shares.  The Company may, in its discretion, allow the Employee to deliver shares of Common Stock owned by the Employee duly endorsed for transfer to the Company with an aggregate Fair Market Value on the date of delivery equal to the statutory minimum sums to be withheld.  The Company shall not be obligated to deliver any new certificate representing vested Shares to the Employee or his or her legal representative unless and until the Employee or his or her legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Employee resulting from the grant of the Shares or their vesting.

25.           No Section 83(b) Elections.  Because such election could have an impact on the Company’s ability to continue as a real estate investment trust under the Code (defined below), Employee agrees that Employee will not file an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to the Shares.  If Employee does file a Section 83(b) election then such election shall cause the forfeiture of all of the Shares, without proration (notwithstanding Section 1(a)).

26.           Representations.  Employee has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Employee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Employee understands that he/she (and not the Company) shall be responsible for his/her own tax liability that may arise as a result of the grant of Shares or the transactions contemplated by this Agreement.

27.           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with California law, without giving effect to the principles of conflict of laws thereof.

28.           Waiver of Rights under Prior Agreement.  Employee acknowledges and agrees that upon the execution of this Agreement, this Agreement shall amend and restate the Prior Agreement in its entirety, the Prior Agreement shall be superseded in its entirety and this Agreement shall solely govern Employee’s rights with respect to the terms and provisions of the Shares.

Employee represents that he/she has read this Agreement and is familiar with its terms and provisions.  Employee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company’s Board of Directors or the Compensation Committee thereof upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

“COMPANY”

REALTY INCOME CORPORATION

By:

Name:	Gary M. Malino
Title:	President and Chief Operating Officer

“EMPLOYEE”

Address: